EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) AND 18 U.S.C. SECTION 1350

In connection with the Annual Report of Mesa Laboratories,  Inc. (the "Company")
on Form  10-KSB/A  for the fiscal year ended March 31,  2004,  as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Luke R.
Schmieder,  Chief Executive  Officer of the Company,  certify,  pursuant to Rule
13a-14(b) and 18 U.S.C.ss.1350, that:

(1)  The Report fully complies with the  requirements  of section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Date: April 22, 2005                                    /s/Luke R. Schmieder
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                                                           Luke R. Schmieder
                                                           Chief Executive Officer